                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   January 1, 1994




                        WISCONSIN NATURAL GAS COMPANY
            (Exact name of registrant as specified in its charter)



                                    2-2066
                           (Commission file number)

            Wisconsin                                    39-0713260
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


231 West Michigan Street, P.O. Box 2046, Milwaukee, Wisconsin      53201
          (Address of principal executive offices)               (Zip Code)


                                (414) 221-2590
             (Registrant's telephone number, including area code)





                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF WISCONSIN SOUTHERN GAS COMPANY, INC.

Effective at 12:01 a.m. on January 1, 1994, Wisconsin Southern Gas Company, Inc. ("Wisconsin Southern") was acquired by Wisconsin Energy Corporation ("Wisconsin Energy") through a merger (the "Merger") of Wisconsin Southern into Wisconsin Natural Gas Company ("Wisconsin Natural"), a wholly-owned subsidiary of Wisconsin Energy. In the transaction, structured as a tax-free reorganization, all outstanding shares of Wisconsin Southern common stock were converted into shares of Wisconsin Energy common stock based on an exchange ratio (the "Exchange Ratio") of 1.6330 shares of Wisconsin Energy common stock for each outstanding share of Wisconsin Southern common stock. In lieu of issuing fractional shares, Wisconsin Energy will pay a sum in cash equal to the value of such fractional shares based on the average closing price of Wisconsin Energy common stock on the New York Stock Exchange for the ten trading days immediately preceding the closing date (the "Average Closing Price"), which was $27.70. As of December 31, 1993, Wisconsin Southern had 1,003,392 shares outstanding.

On December 7, 1993, the Public Service Commission of Wisconsin issued an order approving the Merger.

The Merger was effected pursuant to the Agreement and Plan of Reorganization, dated as of July 30, 1993, by and among Wisconsin Energy, Wisconsin Natural and Wisconsin Southern, including the related Plan and Agreement of Merger between Wisconsin Southern and Wisconsin Natural (together, the "Reorganization Agreement"). The Reorganization Agreement was approved by the requisite vote of the stockholders of Wisconsin Southern at a special meeting of stockholders held on November 24, 1993.

Wisconsin Southern was a gas utility engaged in the purchase, distribution, transportation and sale of natural gas for residential, commercial and industrial consumption in 37 cities, villages and unincorporated towns in southeastern Wisconsin, having a population of approximately 104,000, and in and around Prairie du Chien, Wisconsin, a community of approximately 7,300 persons located in southwestern Wisconsin. Wisconsin Southern's service territory in southeastern Wisconsin was contiguous to the Wisconsin Natural service territory west and south of Milwaukee, Wisconsin. Wisconsin Natural will to continue to use the acquired facilities of Wisconsin Southern for the distribution and transportation of natural gas.

The Exchange Ratio was determined by negotiations among the parties to the Reorganization Agreement after Wisconsin Southern determined to negotiate exclusively with Wisconsin Energy following two rounds of bidding by companies who were solicited by Wisconsin Southern's financial advisor to submit offers to enter into a business combination transaction with Wisconsin Southern. If the Average Closing Price had been less than $25.7195 or more than $28.7814, the Exchange Ratio would have been calculated by dividing $44.50 by the Average Closing Price, but in no event would the Exchange Ratio have been more than 1.8167 or less than 1.4830 shares of Wisconsin Energy common stock for each share of Wisconsin Southern common stock.

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

ACQUISITION OF WISCONSIN SOUTHERN GAS COMPANY, INC. (Cont'd)

The Merger has been structured to qualify as a pooling of interests for accounting and financial reporting purposes.

Further information concerning the Merger is set forth in the Proxy Statement/Prospectus dated October 20, 1993 contained in the Registration Statement of Wisconsin Energy on Form S-4 (No. 33-50653) relating to the transaction.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as part of this report:


(a)  FINANCIAL STATEMENTS:

     Filed as Exhibit (99)-2 to this report, as listed in paragraph (c) of this Item. (The audited financial statements so listed are incorporated herein by reference to pages F-2 through F-13 of the Proxy Statement/Prospectus dated October 20, 1993 contained in the Registration Statement of Wisconsin Energy Corporation on Form S-4, No. 33-50653, the unaudited interim financial statements so listed are incorporated herein by reference to pages 2 - 8 of the Quarterly Report on Form 10-Q of Wisconsin Southern Gas Company, Inc. for the quarter ended September 30, 1993, and copies thereof are filed as exhibits to this report in accordance with Rule 12b-23 under the Securities Exchange Act of 1934.)


(b)  PRO FORMA FINANCIAL INFORMATION:

               Condensed Income Statements for the Twelve Months Ended September 30, 1993 and for the Years Ended December 31, 1992, 1991 and 1990

               Condensed Balance Sheets at September 30, 1993,
               December 31, 1992 and December 31, 1991


(c)  EXHIBITS:

The following exhibits are filed herewith:

 (4)-1 Conformed Thirteenth Supplemental Indenture of Wisconsin Natural, dated January 1, 1994 (to reflect the conveyance of properties acquired by merger with Wisconsin Southern Gas Company, Inc.).

     2 Conformed Thirteenth Supplemental Indenture, dated January 1, 1994, to Indenture dated September 1, 1950 of Wisconsin Southern Gas Company, Inc. (to reflect the assumption of bonds by Wisconsin Natural in connection with merger).

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Cont'd)


(23)-1    Consent of Arthur Andersen & Co.

(99)-1    News Release dated January 3, 1994.

     2    FINANCIAL STATEMENTS:

     (a)  Audited  Financial  Statements  of  Wisconsin Southern Gas
          Company, Inc.

               Report of Independent Public Accountants

               Statements of Income for the Years Ended December 31, 1992, 1991 and 1990

               Balance Sheets at December 31, 1992 and 1991

               Statements of Cash Flows for the Years Ended December 31, 1992, 1991 and 1990

               Statements of Common Shareholders' Equity for the Years Ended December 31, 1992, 1991 and 1990

               Notes to Financial Statements

     (b) Unaudited Interim Financial Statements of Wisconsin Southern Gas Company, Inc.

               Statements of Income for the Three and Nine Months Ended September 30, 1993 and 1992

               Balance Sheets at September 30, 1993 and December 31, 1992

               Statements of Cash Flows for the Nine Months Ended
               September 30, 1993 and 1992

               Notes to Financial Data

The  following  exhibits  are  incorporated  herein  by reference:

(2)-1 Agreement and Plan of Reorganization, dated as of July 30, 1993, by and among Wisconsin Energy Corporation, Wisconsin Natural Gas Company and Wisconsin Southern Gas Company, Inc., including the related Plan and Agreement of Merger between Wisconsin Natural and Wisconsin Southern. (Incorporated herein by reference to Appendix A to the Proxy Statement/Prospectus dated October 20, 1993 contained in the Registration Statement of Wisconsin Energy Corporation on Form S-4, No. 33-50653.)

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

The following pro forma income statements are based on the individual historical statements of income of Wisconsin Natural and Wisconsin Southern, and combine the results of operations of Wisconsin Natural and of Wisconsin Southern for the twelve months ended September 30, 1993 and the years ended December 31, 1992, December 31, 1991 and December 31, 1990, as if the transaction occurred at the beginning of each period.

                        PRO FORMA FINANCIAL INFORMATION

                                  (Unaudited)
Condensed Income Statement for the Twelve Months Ended September 30, 1993

                                                Wisconsin        Wisconsin
                                                 Natural         Southern     Wisconsin Natural
                                               As Reported      As Reported       Pro Forma
                                               -----------      -----------   -----------------
                                                          (Thousands of Dollars)
Operating Revenues                              $276,079         $ 49,526          $325,605
Operating Expenses
  Cost of gas sold                               180,739           30,595           211,334
  Other operation expenses                        47,852           12,120            59,972
  Maintenance                                      5,808              886             6,694
  Depreciation                                    14,377            1,747            16,124
  Income taxes                                     7,384            1,002             8,386
                                                --------         --------          --------
    Total Operating Expenses                     256,160           46,350           302,510
                                                --------         --------          --------
Operating Income                                  19,919            3,176            23,095
Other Income and Deductions                          206               44               250
                                                --------         --------          --------
Income Before Interest Charges                    20,125            3,220            23,345
Interest Charges                                   7,080            1,238             8,318
                                                --------         --------          --------
Net Income                                      $ 13,045         $  1,982          $ 15,027
                                                ========         ========          ========



Condensed Income Statement for the Year Ended December 31, 1992

Operating Revenues                              $239,991         $ 43,708          $283,699
Operating Expenses
  Cost of gas sold                               151,548           26,399           177,947
  Other operation expenses                        42,865           11,237            54,102
  Maintenance                                      6,018              826             6,844
  Depreciation                                    13,746            1,654            15,400
  Income taxes                                     6,911              786             7,697
                                                --------         --------          --------
    Total Operating Expenses                     221,088           40,902           261,990
                                                --------         --------          --------
Operating Income                                  18,903            2,806            21,709
Other Income and Deductions                          311               64               375
                                                --------         --------          --------
Income Before Interest Charges                    19,214            2,870            22,084
Interest Charges                                   6,594            1,281             7,875
                                                --------         --------          --------
Net Income                                      $ 12,620         $  1,589          $ 14,209
                                                ========         ========          ========


NOTE: Earnings and Dividends per share of common stock are not applicable because all of Wisconsin Natural's common stock is owned by Wisconsin Energy Corporation.



                                                      - 5 -

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

                   PRO FORMA FINANCIAL INFORMATION (Cont'd)

                                  (Unaudited)
Condensed Income Statement for the Year Ended December 31, 1991

                                                Wisconsin        Wisconsin
                                                 Natural         Southern     Wisconsin Natural
                                               As Reported      As Reported       Pro Forma
                                               -----------      -----------   -----------------
                                                          (Thousands of Dollars)
Operating Revenues                              $233,120         $ 40,684          $273,804
Operating Expenses
  Cost of gas sold                               148,386           24,912           173,298
  Other operation expenses                        41,326           10,941            52,267
  Maintenance                                      6,055              790             6,845
  Depreciation                                    12,699            1,556            14,255
  Income taxes                                     6,375              448             6,823
                                                --------         --------          --------
    Total Operating Expenses                     214,841           38,647           253,488
                                                --------         --------          --------
Operating Income                                  18,279            2,037            20,316
Other Income and Deductions                          458              135               593
                                                --------         --------          --------
Income Before Interest Charges                    18,737            2,172            20,909
Interest Charges                                   6,642            1,354             7,996
                                                --------         --------          --------
Net Income                                      $ 12,095         $    818          $ 12,913
                                                ========         ========          ========



Condensed Income Statement for the Year Ended December 31, 1990

Operating Revenues                              $222,331         $ 37,341          $259,672
Operating Expenses
  Cost of gas sold                               144,717           22,521           167,238
  Other operation expenses                        40,442            9,441            49,883
  Maintenance                                      5,022              804             5,826
  Depreciation                                    12,739            1,566            14,305
  Income taxes                                     4,379              705             5,084
                                                --------         --------          --------
    Total Operating Expenses                     207,299           35,037           242,336
                                                --------         --------          --------
Operating Income                                  15,032            2,304            17,336
Other Income and Deductions                        1,061               33             1,094
                                                --------         --------          --------
Income Before Interest Charges                    16,093            2,337            18,430
Interest Charges                                   6,632              968             7,600
                                                --------         --------          --------
Net Income                                      $  9,461         $  1,369          $ 10,830
                                                ========         ========          ========


NOTE: Earnings and Dividends per share of common stock are not applicable because all of Wisconsin Natural's common stock is owned by Wisconsin Energy Corporation.















                                                      - 6 -

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS  (Cont'd)

The following pro forma balance sheets are based on the historical balance sheets of Wisconsin Natural and Wisconsin Southern, and combine the balances of Wisconsin Natural and of Wisconsin Southern as of September 30, 1993, December 31, 1992 and December 31, 1991.

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

                   PRO FORMA FINANCIAL INFORMATION (Cont'd)

                                  (Unaudited)
Condensed Balance Sheet As of September 30, 1993

                                                Wisconsin        Wisconsin
                                                 Natural         Southern     Wisconsin Natural
                                               As Reported      As Reported       Pro Forma
                                               -----------      -----------   -----------------
                                                          (Thousands of Dollars)
          Assets
          ------
Utility Plant
  Plant                                         $385,909         $ 49,742          $435,651
  Accumulated provision for depreciation        (175,931)         (25,327)         (201,258)
  Gas stored underground - noncurrent               -                 941               941
                                                --------         --------          --------
     Net Utility Plant                           209,978           25,356           235,334

Other Property and Investments                        70            1,148             1,218

Current Assets
  Cash and cash equivalents                        7,847              673             8,520
  Accounts receivable                             11,557            2,499            14,056
  Accrued utility revenues                        16,954              966            17,920
  Materials, supplies and natural gas
    stored                                        46,560            5,052            51,612
  Prepayments and other assets                     2,194            1,687             3,881
                                                --------         --------          --------
     Total Current Assets                         85,112           10,877            95,989

Deferred Charges and Other Assets
  Accumulated deferred income taxes               11,532             -               11,532
  Other                                            7,785              606             8,391
  Deferred environmental costs                      -               3,182             3,182
                                                --------         --------          --------
     Total Deferred Charges and Other Assets      19,317            3,788            23,105
                                                --------         --------          --------
Total Assets                                    $314,477         $ 41,169          $355,646
                                                ========         ========          ========

   Capitalization and Liabilities
   ------------------------------

Capitalization
  Common stock                                  $ 59,500         $ 11,515          $ 71,015
  Retained earnings                               40,678              990            41,668
                                                --------         --------          --------
     Total Common Stock Equity                   100,178           12,505           112,683
  Long-term debt                                  71,171           10,074            81,245
                                                --------         --------          --------
     Total Capitalization                        171,349           22,579           193,928

Current Liabilities
  Long-term debt due currently                     1,200              669             1,869
  Short-term debt                                 62,599            3,900            66,499
  Accounts payable                                23,120            3,850            26,970
  Accrued liabilities                              5,462              196             5,658
  Other                                            1,850            2,594             4,444
                                                --------         --------          --------
     Total Current Liabilities                    94,231           11,209           105,440

Deferred Credits and Other Liabilities
  Accumulated deferred income taxes               28,442              228            28,670
  Other                                           20,455            4,153            24,608
  Accrued environmental costs                       -               3,000             3,000
                                                --------         --------          --------
     Total Deferred Credits and
       Other Liabilities                          48,897            7,381            56,278
                                                --------         --------          --------
Total Capitalization and Liabilities            $314,477         $ 41,169          $355,646
                                                ========         ========          ========

                                                      - 8 -

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

                   PRO FORMA FINANCIAL INFORMATION (Cont'd)

                                  (Unaudited)
Condensed Balance Sheet As of December 31, 1992

                                                Wisconsin        Wisconsin
                                                 Natural         Southern     Wisconsin Natural
                                               As Reported      As Reported       Pro Forma
                                               -----------      -----------   -----------------
                                                          (Thousands of Dollars)
          Assets
          ------
Utility Plant
  Plant                                         $372,956         $ 48,117          $421,073
  Accumulated provision for depreciation        (165,920)         (23,974)         (189,894)
  Gas stored underground - noncurrent               -                 941               941
                                                --------         --------          --------
     Net Utility Plant                           207,036           25,084           232,120

Other Property and Investments                        71            1,151             1,222

Current Assets
  Cash and cash equivalents                        6,470              432             6,902
  Accounts receivable                             20,644            6,085            26,729
  Accrued utility revenues                        32,407            3,757            36,164
  Materials, supplies and natural gas
    stored                                        14,178            2,544            16,722
  Prepayments and other assets                     2,950            1,614             4,564
                                                --------         --------          --------
     Total Current Assets                         76,649           14,432            91,081

Deferred Charges and Other Assets
  Accumulated deferred income taxes                3,993             -                3,993
  Other                                            5,903              531             6,434
  Deferred environmental costs                      -               3,171             3,171
                                                --------         --------          --------
     Total Deferred Charges and Other Assets       9,896            3,702            13,598
                                                --------         --------          --------
Total Assets                                    $293,652         $ 44,369          $338,021
                                                ========         ========          ========

   Capitalization and Liabilities
   ------------------------------

Capitalization
  Common stock                                  $ 59,500         $ 11,381          $ 70,881
  Retained earnings                               41,214            1,199            42,413
                                                --------         --------          --------
     Total Common Stock Equity                   100,714           12,580           113,294
  Long-term debt                                  74,059           10,743            84,802
                                                --------         --------          --------
     Total Capitalization                        174,773           23,323           198,096

Current Liabilities
  Long-term debt due currently                     1,200            1,099             2,299
  Short-term debt                                 43,583            4,900            48,483
  Accounts payable                                28,309            4,993            33,302
  Accrued liabilities                              6,012            1,109             7,121
  Other                                              509            1,917             2,426
                                                --------         --------          --------
     Total Current Liabilities                    79,613           14,018            93,631

Deferred Credits and Other Liabilities
  Accumulated deferred income taxes               28,264            1,809            30,073
  Other                                           11,002            2,219            13,221
  Accrued environmental costs                       -               3,000             3,000
                                                --------         --------          --------
     Total Deferred Credits and
       Other Liabilities                          39,266            7,028            46,294
                                                --------         --------          --------
Total Capitalization and Liabilities            $293,652         $ 44,369          $338,021
                                                ========         ========          ========

                                                      - 9 -

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

                   PRO FORMA FINANCIAL INFORMATION (Cont'd)

                                  (Unaudited)
Condensed Balance Sheet As of December 31, 1991

                                                Wisconsin        Wisconsin
                                                 Natural         Southern     Wisconsin Natural
                                               As Reported      As Reported       Pro Forma
                                               -----------      -----------   -----------------
                                                          (Thousands of Dollars)
          Assets
          ------
Utility Plant
  Plant                                         $353,087         $ 45,795          $398,882
  Accumulated provision for depreciation        (154,739)         (22,613)         (177,352)
  Gas stored underground - noncurrent               -                 941               941
                                                --------         --------          --------
     Net Utility Plant                           198,348           24,123           222,471

Other Property and Investments                        71            1,190             1,261

Current Assets
  Cash and cash equivalents                        3,361              279             3,640
  Accounts receivable                             22,280            5,331            27,611
  Accrued utility revenues                        29,559            2,913            32,472
  Materials, supplies and natural gas
    stored                                        11,117            2,262            13,379
  Prepayments and other assets                     2,864            1,020             3,884
                                                --------         --------          --------
     Total Current Assets                         69,181           11,805            80,986

Deferred Charges and Other Assets
  Accumulated deferred income taxes                2,546             -                2,546
  Other                                            6,051              300             6,351
  Deferred environmental costs                      -                 344               344
                                                --------         --------          --------
     Total Deferred Charges and Other Assets       8,597              644             9,241
                                                --------         --------          --------
Total Assets                                    $276,197         $ 37,762          $313,959
                                                ========         ========          ========

   Capitalization and Liabilities
   ------------------------------

Capitalization
  Common stock                                  $ 59,500         $ 11,116          $ 70,616
  Retained earnings                               37,081              884            37,965
                                                --------         --------          --------
     Total Common Stock Equity                    96,581           12,000           108,581
  Long-term debt                                  48,603           11,842            60,445
                                                --------         --------          --------
     Total Capitalization                        145,184           23,842           169,026

Current Liabilities
  Long-term debt due currently                     8,957            1,675            10,632
  Short-term debt                                 48,423            1,800            50,223
  Accounts payable                                23,250            3,599            26,849
  Accrued liabilities                              8,741            1,093             9,834
  Other                                              927            2,334             3,261
                                                --------         --------          --------
     Total Current Liabilities                    90,298           10,501           100,799

Deferred Credits and Other Liabilities
  Accumulated deferred income taxes               26,920            1,699            28,619
  Other                                           13,795            1,420            15,215
  Accrued environmental costs                       -                 300               300
                                                --------         --------          --------
     Total Deferred Credits and
       Other Liabilities                          40,715            3,419            44,134
                                                --------         --------          --------
Total Capitalization and Liabilities            $276,197         $ 37,762          $313,959
                                                ========         ========          ========

                                                       - 10 -

                                                                      FORM 8-K

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------
                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          WISCONSIN NATURAL GAS COMPANY
                                      --------------------------------------
                                                   (Registrant)



                                      /s/J. G. Remmel
                                      --------------------------------------
   Date: January 3, 1994              J. G. Remmel, Vice President - Finance

                         WISCONSIN NATURAL GAS COMPANY
                         -----------------------------

                                 EXHIBIT INDEX


                          Current Report on Form 8-K
                         Report Dated January 1, 1994

Exhibit
Number
- -------

 (4)-1   Conformed Thirteenth Supplemental Indenture of Wisconsin
         Natural, dated January 1, 1994 (to reflect the conveyance of properties acquired by merger with Wisconsin Southern Gas Company, Inc.).

     2 Conformed Thirteenth Supplemental Indenture (to Indenture dated September 1, 1950 of Wisconsin Southern Gas Company, Inc.) dated January 1, 1994 (to reflect the assumption of bonds by Wisconsin Natural in connection with merger).

(23)-1   Consent of Arthur Andersen & Co.

(99)-1   News release dated January 3, 1994.

     2    FINANCIAL STATEMENTS:

     (a)  Audited Financial Statements of Wisconsin Southern Gas
          Company, Inc.

               Report of Independent Public Accountants

               Statements of Income for the Years Ended December 31, 1992, 1991 and 1990

               Balance Sheets at December 31, 1992 and 1991

               Statements of Cash Flows for the Years Ended December 31, 1992, 1991 and 1990

               Statements of Common Shareholders' Equity for the Years Ended December 31, 1992, 1991 and 1990

               Notes to Financial Statements

     (b) Unaudited Interim Financial Statements of Wisconsin Southern Gas Company, Inc.

               Statements of Income for the Three and Nine Months Ended September 30, 1993 and 1992

               Balance Sheets at September 30, 1993 and December 31, 1992

               Statements of Cash Flows for the Nine Months Ended
               September 30, 1993 and 1992

               Notes to Financial Data